UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2005

UNITED FUEL & ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-32473	91-2037688
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.

405 N. Marienfeld, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

(432) 571-8000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁭	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁭	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁭	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁭	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 11, 2005 the registrant issued a press release announcing the completion of the merger of its wholly-owned subsidiary with and into United Fuel & Energy Corporation, a Texas corporation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) The following exhibit is furnished as part of this Report:

Exhibit Number	Exhibit Name

Exhibit 99.1	Press release issued February 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED FUEL & ENERGY CORPORATION

Date: February 11, 2005	By:	/s/ Scott Heller

Scott Heller President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Name

Exhibit 99.1	Press release issued February 11, 2005

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